Loss Per Share	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Loss Per Share
15.	LOSS PER SHARE
Basic loss per share is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
Diluted loss per share is calculated by dividing the loss attributable to ordinary equity holders of the parent (after adjusting for the effect of dilution) by the weighted average number of ordinary shares outstanding after adjustments for the effects of all dilutive potential ordinary shares.
For the year ended December 31, 2022, 2021 and 2020, outstanding share-based awards and financial liabilities with the share settlement features were not included in the diluted weighted average number of ordinary shares calculation because their effect would have been antidilutive.
The following table reflects the loss and share data used in the basic and diluted loss per share calculations:

	2022	2021	2020
Loss attributable to the parent entity	(58,187)	(56,779)	(22,264)
Effects of the settlement of preference shares classified as equity	—	—	33

Loss attributable to ordinary equity holders of the parent entity	(58,187)	(56,779)	(22,231)

Weighted average number of ordinary shares	208,752,123	205,619,832	164,605,952
Basic and diluted loss per share (RUB)	(278.7)	(276.1)	(135.1)